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                                                                 EXHIBIT - 99.2


                                  MOSSIMO, INC.

                            CERTIFICATION PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Mossimo, Inc. (the Company) on Form 10-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the Report), I Manuel Marrero, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition, results of operations, and cash flows of the Company.


/S/      MANUEL MARRERO
-----------------------
         Manuel Marrero
         Chief Financial Officer
         March 5, 2003